UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 of 15(d) of

the Securities Exchange Act of 1934

November 1, 2012

Date of Report (Date of earliest event reported)

LOCAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2012, Local Corporation (the “Registrant”) entered into a Yahoo! Publisher Network Agreement with Yahoo! Inc. (the “Agreement”). The Agreement provides for the distribution of Yahoo! Inc.’s paid search results by Registrant for which the Registrant is compensated a certain percentage of the adjusted gross revenue (as defined in the Agreement) derived by Yahoo! from such paid search results. The effective date of the Agreement is November 1, 2012, and it ends on October 31, 2017, subject to the earlier termination by either party on the second, third and fourth anniversaries of the Agreement upon sixty (60) days advance written notice. The Agreement also allows Yahoo! to terminate the Agreement earlier in the event of a breach by the Registrant of certain of the provisions of the Agreement. The Agreement contains provisions regarding the implementation of the Yahoo! paid search results by the Registrant. The Agreement also contains certain indemnification obligations of the Registrant to Yahoo! in the event of a breach of the Agreement by Registrant.

The Registrant attached a redacted version of the Agreement to its November 1, 2012, Current Report on Form 8-K pursuant to a Confidential Treatment Request letter that the Registrant submitted to the Securities and Exchange Commission (“SEC”). After filing the November 1, 2012, Current Report on Form 8-K, the Registrant’s request for confidential treatment of certain portions of the Agreement was reviewed by the SEC. As a result, the Registrant has attached hereto, as Exhibit 10.1, the revised exhibit for the Agreement to this Current Report on Form 8-K/A.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment. Exhibit 10.1 is a redacted copy of the Agreement and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1(1)	Yahoo! Publisher Network Contract, dated November 1, 2012, by and among the Registrant, Yahoo! Inc., and Yahoo! SARL.

(1)	Application has been made with the SEC to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL CORPORATION

Date: March 15, 2013	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 10.1(1)	Yahoo! Publisher Network Contract, dated November 1, 2012, by and among the Registrant, Yahoo! Inc., and Yahoo! SARL.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.